LOAN PREPAYMENT AND SECURITY TERMINATION AGREEMENT

THIS LOAN PREPAYMENT AND SECURITY TERMINATION AGREEMENT (this "Agreement") is made as of July 21, 2020, by and among GlassBridge Athlete, LLC, a Delaware limited liability company (the "Borrower"), ORIX PTP Holdings, LLC, a Delaware limited liability company (the "Lender"), and GlassBridge Enterprises, Inc., a Delaware corporation ("GlassBridge").

RECITALS

WHEREAS, on March 20, 2020, the Borrower, a wholly owned subsidiary of GlassBridge, borrowed $16,000,000 (the "Loan") from the Lender pursuant to the terms of a Secured Promissory Note Agreement, dated as of March 17, 2020 (the "Loan Agreement"), which provided for interest on the Loan to be paid via "PIK" (payment in kind) at a rate per annum equal to five percent (5.0%), payable on a quarterly basis and being capitalized, with a maturity date of September 20, 2021 (18 months after the initial funding date);

WHEREAS, the Loan is secured by (i) that certain Security Agreement, dated as of March 17, 2020, by the Borrower for the benefit of the Lender (the "Security Agreement"), and (ii) that certain Pledge Agreement (Parent), dated as of March 17, 2020, by GlassBridge for the benefit of the Lender (the "Pledge Agreement"); and

WHEREAS, the parties hereto have agreed that the Borrower will prepay the Loan at a prepayment price equal to $16,171,112, consisting of (i) the original principal amount of the Loan plus (ii) accrued interest in the agreed upon amount of $171,112 (in total, the "Prepayment Amount"), all as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement (notwithstanding the prepayment of the Loan as provided hereunder).

2. Incorporation of Recitals. The parties hereto agree that the above Recitals are true and correct in all respects and are incorporated herein by reference.

3. Prepayment of Loan; Effect of Prepayment. On the date hereof, the Borrower has paid, or GlassBridge has paid for benefit of the Borrower, to the Lender, by wire transfer in immediately available funds, an amount equal to the Prepayment Amount, pursuant to the wire instructions set forth on Schedule 1 hereto. Payment of the Prepayment Amount to the Lender in accordance with this Section 2 shall constitute full satisfaction of the Borrower's obligations with respect to the Loan and any and all other provisions of the Loan Agreement which by their terms would otherwise have survived the repayment of the Loan; provided, however, that notwithstanding the foregoing, the indemnification provisions of the Loan Agreement as relates to third-party claims against a party to the Loan Agreement shall specifically survive the repayment of the Loan.

4. Termination of Security. Upon the receipt of the Prepayment Amount by the Lender:

(a) The Lender hereby concurrently terminates the Security Agreement and releases and discharges any and all liens on the Collateral (as such term is defined under the Security Agreement) granted to the Lender under the Security Agreement as security for the Loan. In connection with the release by the Lender of its liens on the Collateral, the Lender shall file a UCC-3 termination statement with the Delaware Secretary of State to terminate any UCC-1 Financing Statement by the Borrower in favor of the Lender and if the Lender fails to file such termination promptly, Lender hereby confirms that Borrower shall be permitted to file any such UCC-3 termination statement without any further action or consent required by Lender.

(b) The Lender hereby concurrently terminates the Pledge Agreement and releases and discharges its lien on the Collateral (including the Pledged Interests) (as such terms are defined in the Pledge Agreement). The parties hereto acknowledge and agree that the Lender never took possession of the Collateral (including the Pledged Interests) as collateral for the Notes.

5. Further Assurances. Each party to this Agreement agrees to execute and deliver, or cause to be executed and delivered, and to make or cause to be done or made, upon the reasonable written request of any other party to this Agreement, any and all instruments, acts or things, as may be reasonably requested by any other party for the purpose of, or in connection with the prepayment of the Loan or to fully effect the foregoing releases, discharges and terminations.

6. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof). Each party hereto agrees that any legal action or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New York sitting in New York County or the United States District Court for the Southern District of New York. Each party hereto hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts for purposes of any such legal action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction.

THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AGREEMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IN ADDITION, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH BROUGHT IN THE COURTS

(b) Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof.

(c) Assignments. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. The parties hereto agree that this Agreement is fully and adequately supported by consideration, is fair and reasonable, and that they have had the opportunity to discuss this matter with counsel of their choice. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

(d) Counterparts. This Agreement may be executed in one or more facsimile counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same agreement. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures or e-mails of PDF copies of signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.

[Signature pages follow]

IN WITNESS WHEREOF, the Borrower has executed this Agreement as of the date first set forth above.

GlassBridge Athlete, LLC
a Delaware limited liability company

By: ______________________________
Name: Daniel Strauss
Title: President

Address for Notices:
GlassBridge Athlete, LLC
Attention: Chief Executive Officer
411 East 57th Street, Suite 1A
New York, New York 10022
E-mail:

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
E-mail: lrothenberg@loeb.com
Attention: Lloyd L Rothenberg, Esq.

IN WITNESS WHEREOF, GlassBridge has executed this Agreement as of the date first set forth above.

GlassBridge Enterprises, Inc.,
a Delaware corporation

By: ______________________
Name: Daniel Strauss
Title: Chief Executive Officer

Address for Notices:
GlassBridge Enterprises, Inc.
Attention: Chief Executive Officer
411 East 57th Street, Suite 1A
New York, New York 10022
E-mail: dstrauss@glassbridge.com

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
E-mail: lrothenberg@loeb.com
Attention: Lloyd L Rothenberg, Esq.

IN WITNESS WHEREOF, the Lender has executed this Agreement as of the date first set forth above.

ORIX PTP Holdings, LLC

By: ______________________________
Name: Art Mbanefo
Title: Chief Investment Officer

Addresses for Notices:

ORIX Corporation USA
1717 Main Street, Suite 1100
Dallas, Texas 75201
E-mail: Benjamin.Price@orix.com
Attention: Benjamin Price, Assistant General Counsel

ORIX Corporation USA
280 Park Avenue
New York, NY 10017
E-mail: Gregory.Raykher@orix.com
Attention: Gregory Raykher

ORIX Corporation USA
280 Park Avenue
New York, NY 10017
E-mail: Neil.Winward@orix.com
Attention: Neil Winward

with a copy (which shall not constitute notice) to:

Norton Rose Fulbright US LLP
1301 Avenue of the Americas
New York, New York 10019
E-mail:
sheldon.nussbaum@nortonrosefulbright.com
Attention: Sheldon G. Nussbaum, Esq.

SCHEDULE 1

Institution: BBVA Compass; Dallas, TX

Account: ORIX Strategic Solutions - Loans

ABA Wires: 062-001-186

ABA ACH: 113-010-547

Account Number: 6784774978

Reference: GlassBridge Athlete, LLC